[LOGO OF ALLIANCE
CAPITAL APPEARS HERE]                  ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
-------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 432-8224
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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 8, 1998

To the Stockholders of Alliance All-Market Advantage Fund, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Alliance All-Market Advantage Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, January 8, 1998 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December 1, 1997:

  1. To elect three Directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified;

  2. To ratify the selection of Price Waterhouse LLP as independent accountants for the Fund for its fiscal year ending September 30, 1998; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on November 21, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
December 1, 1997

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                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
-------------------------------------------------------------------------------
  (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 8, 1998

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance All-Market Advantage Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, January 8, 1998 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about December 1, 1997.

  The Board of Directors has fixed the close of business on November 21, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of November 21, 1997 consisted of 2,505,000 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors and for the ratification of the selection of Price Waterhouse LLP as the independent accountants for the Fund for its fiscal year ending September 30, 1998. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the proposals in this Proxy Statement and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment as to that proposal.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will be elected to serve for terms of three years and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of the election of the persons in Class One as described below.

  Pursuant to the Articles of Incorporation and By-Laws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class One will expire as of the Meeting, the terms of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 1999 and the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 2000. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. David H. Dievler, Clifford L. Michel and Donald J. Robinson are currently members of Class One. Messrs. John H. Dobkin and William H. Foulk, Jr. and Dr. James M. Hester are currently members of Class Two and Mr. John D. Carifa, Ms. Ruth Block and Mr. Robert C. White are currently members of Class Three.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the Directors in Class One, Messrs. David H. Dievler, Clifford L. Michel and Donald J. Robinson are standing for re-election. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees would be unable to serve, but in the event of such inability the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

  Certain information concerning the Fund's Directors is set forth below.

                                                                       NUMBER OF SHARES
           NAME, POSITIONS AND OFFICES                                   BENEFICIALLY
          WITH THE FUND, AGE, PRINCIPAL       YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR  INDIRECTLY AS OF
             AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE  NOVEMBER 21, 1997
     --------------------------------------   ---------- ------------- -----------------
   * John D. Carifa, Chairman of the
     Board and President, 52.
     President, Chief Operating
     Officer and a Director of
     Alliance Capital Management
     Corporation ("ACMC")...........             1994        2000              505
                                                         (Class Three)
 **+ Ruth Block, Director, 67. She
     was formerly an Executive Vice
     President and the Chief
     Insurance Officer of The
     Equitable Life Assurance
     Society of the United States.
     She is a Director of Ecolab
     Incorporated (specialty
     chemicals) and Amoco
     Corporation
     (oil and gas)..................             1994        2000            1,000
                                                         (Class Three)
 **+ David H. Dievler, Director, 68.
     He is an independent
     consultant. He was formerly
     Chairman of the Board of
     Directors of the Fund and a
     Senior Vice President of ACMC
     until December 1994............             1994        2001+             500
                                                          (Class One)
 **+ John H. Dobkin, Director, 55.
     President of Historic Hudson
     Valley (historic preservation)
     since 1990. He was formerly
     Director of the National
     Academy of Design .............             1994        1999              400
                                                          (Class Two)
 **+ William H. Foulk, Jr.,
     Director, 65. He is an
     investment adviser and
     independent consultant. He was
     formerly Senior Manager of
     Barrett Associates, Inc., a
     registered investment adviser,
     since 1986.....................             1994        1999              500
                                                          (Class Two)
 **+ Dr. James M. Hester, Director,
     73. President of The Harry
     Frank Guggenheim Foundation. He
     was formerly President of New
     York University and The New
     York Botanical Garden and
     Rector of The United Nations
     University. He was formerly a
     Director of Union Carbide
     Corporation....................             1994        1999              645
                                                          (Class Two)

--------
 * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance Capital Management L.P. ("Alliance").
** Member of the Audit Committee.
 + Member of the Nominating Committee.
 + If re-elected at the Meeting.

                                                                       NUMBER OF SHARES
           NAME, POSITIONS AND OFFICES                                   BENEFICIALLY
          WITH THE FUND, AGE, PRINCIPAL       YEAR FIRST   YEAR TERM   OWNED DIRECTLY OR
     OCCUPATIONS DURING THE PAST FIVE YEARS    BECAME A   AS DIRECTOR  INDIRECTLY AS OF
             AND OTHER DIRECTORSHIPS           DIRECTOR   WILL EXPIRE  NOVEMBER 21, 1997
     --------------------------------------   ---------- ------------- -----------------
 **+ Clifford L. Michel, Director,
     58. Partner in the law firm of
     Cahill Gordon & Reindel. He is
     Chief Executive Officer of
     Wenonah Development Company
     (investments) and a Director of
     Placer Dome, Inc. (mining).....             1994      2001+             1,000
                                                         (Class One)
 **+ Donald J. Robinson, 63. He was
     formerly a partner in Orrick,
     Herrington & Sutcliffe and is
     currently senior counsel to
     that law firm..................             1996      2001+             2,550
                                                         (Class One)
 **+ Robert C. White, Director, 77.
     He was formerly Assistant
     Treasurer of Ford Motor Company
     and, until September 30, 1994,
     a Vice President and the Chief
     Financial Officer of the Howard
     Hughes Medical Institute.......             1994      2000                600
                                                         (Class Three)

--------
** Member of the Audit Committee.
 + Member of the Nominating Committee.
 + If re-elected at the Meeting.

  During the fiscal year ended September 30, 1997, the Audit Committee met twice for the purposes described below in Proposal Two and the Board of Directors met six times. The Nominating Committee did not meet during the fiscal year ended in 1997. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended September 30, 1997, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                  TOTAL NUMBER
                                                                  OF INVESTMENT
                                                     TOTAL NUMBER  PORTFOLIOS
                                                     OF FUNDS IN   WITHIN THE
                                           TOTAL     THE ALLIANCE   ALLIANCE
                                        COMPENSATION   COMPLEX,   FUND COMPLEX,
                                          FROM THE    INCLUDING   INCLUDING THE
                                          ALLIANCE   THE FUND, AS  FUND, AS TO
                                            FUND     TO WHICH THE   WHICH THE
                            AGGREGATE     COMPLEX,   DIRECTOR IS  DIRECTOR IS A
    NAME OF DIRECTOR      COMPENSATION   INCLUDING    A DIRECTOR   DIRECTOR OR
      OF THE FUND         FROM THE FUND   THE FUND    OR TRUSTEE     TRUSTEE
    ----------------      ------------- ------------ ------------ -------------
John D. Carifa..........     $    0       $      0        53           117
Ruth Block..............     $4,347       $157,500        39            79
David H. Dievler........     $4,325       $182,000        46            82
John H. Dobkin..........     $4,459       $121,250        32            55
William H. Foulk, Jr. ..     $4,472       $144,250        35            73
Dr. James M. Hester.....     $4,309       $148,500        40            76
Clifford L. Michel......     $4,309       $146,068        40            91
Donald J. Robinson......     $4,296       $137,250        43           105
Robert C. White.........     $7,975       $126,213        35            36

  Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating that the Directors of the Fund will each invest at least $10,000 in shares of the Fund, and at least $150,000 in shares of at least five funds in the Alliance Fund Complex (including the Fund), before the end of 1997. As of November 21, 1997, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

                           RATIFICATION OF SELECTION
                          OF INDEPENDENT ACCOUNTANTS

  The Board of Directors recommends that the stockholders of the Fund ratify the selection of Price Waterhouse LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending September 30, 1998. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the Act, at a meeting held on July 15, 1997. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Price Waterhouse LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting and to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of Price Waterhouse LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.

               INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS,
                     INVESTMENT ADVISER AND ADMINISTRATOR

  Cetain information about the principal officers of the Fund, including their principal occupations during the past five years, is set forth below.

  John D. Carifa, Chairman of the Board and President (see Proposal One, Election of Directors, at Page 3 for biographical information).

  Alfred Harrison, Senior Vice President, 60, is a Vice Chairman of the Board of ACMC, with which he has been associated since prior to 1992.

  Kathleen A. Corbet, Senior Vice President, 37, is an Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable Capital Management Corporation's Fixed Income Management Department since prior to 1992.

  Thomas Bardong, Vice President, 52, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Daniel V. Panker, Vice President, 58, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Jack Koltes, Vice President, 54, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Michael J. Reilly, Vice President, 33, is a Senior Vice President of ACMC, with which he has been associated since prior to 1992.

  Mark D. Gersten, Treasurer and Chief Financial Officer, 47, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1992.

  Edmund P. Bergan, Jr., Secretary, 47, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1992.

  The address of Messrs. Carifa, Bardong, Panker and Bergan and Ms. Corbet is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Harrison, Koltes, and Reilly is c/o Alliance Capital Management L.P., 601 Second Avenue South, Minneapolis, Minnesota 55402. The address of Mr. Gersten is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

  Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. For the fiscal year ended September 30, 1997, a statement of changes of beneficial ownership of securities on Form 4 was filed late by Alliance on behalf of Mr. Dobkin, a Director of the Fund. The report related to one purchase transaction.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by August 3, 1998 for inclusion in the Fund's proxy statement and form of proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services at
(800) 227-4618 or contact Hilary Kastleman at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

December 1, 1997
New York, New York


TABLE OF CONTENTS                                                         PAGE
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
Introduction.............................................................   1
Proposal One: Election of Directors......................................   2
Proposal Two: Ratification of Selection of Independent Accountants.......   5
Information as to the Fund's Principal Officers, Investment Adviser and
 Administrator...........................................................   6
Submission of Proposals for the Next Annual Meeting of Stockholders......   7
Other Matters............................................................   7
Reports to Stockholders..................................................   7



                             ALLIANCE ALL-MARKET
                             ADVANTAGE FUND, INC.


--------------------------------------------------------------------------------

                    [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                        Alliance Capital Management L.P.

--------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
JANUARY 8, 1998

PROXY                                                       PROXY

            ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 8, 1998.

                              PROXY

            THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS

    The undersigned hereby appoints each of Domenick Pugliese and Carol H. Rappa as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of Common Stock of Alliance All-Market Advantage Fund, Inc. (the "Fund") held of record by the undersigned on November 21, 1997 at the Annual Meeting of Stockholders of the Fund to be held at 11:00 a.m., Eastern Standard Time, on Thursday, January 8, 1998 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and at all adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND
2.

                 (Continued and to be signed on the reverse side)

                        ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
                        P.O. BOX 11063
                        NEW YORK, N.Y. 10203-0063

1.   Election of Directors.
                             WITHHOLD AUTHORITY
         FOR All Nominees    to vote for all          *EXCEPTIONS
         listed below        nominees listed below
         / /                 / /                      / /

     Nominees:  Class 1 to serve until 2001, David H. Dievler,
     Clifford L. Michel, Donald J. Robinson

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

     *Exceptions _______________________________________________

2.   Ratification of the
     selection of Price       FOR       AGAINST      ABSTAIN
     Waterhouse LLP as the    / /       / /          / /
     independent accountants
     for the Fund for the
     fiscal year ending
     September 30, 1998.

3. In the discretion of such proxies, upon all such other business as may properly come before the Annual Meeting and any adjournment thereof.

    Change of Address or Comments Mark Here     / /

    Please sign this proxy in the space provided below.
    Execution by stockholders who are not individuals must be made by an authorized signatory.

    Dated_____________________, 199_

    ________________________________
            Name of Stockholder

    ________________________________
                Signature

    Votes must be indicated                     / /
    (x) in Black or Blue ink.

Please Sign, Date and Return Promptly in the Enclosed Envelope--
No Postage is Required.







                                2
00250205.AN6